UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2019

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Settlement of Certain Litigation Relating to the Merger

On March 8, 2019, solely to avoid the costs, risks and uncertainties inherent in litigation and to allow each of II-VI Incorporated’s (“II-VI”) shareholders and Finisar Corporation’s (“Finisar”) stockholders to vote on the proposals required in connection with the proposed merger (the “Merger”) between Finisar and Mutation Merger Sub Inc., a wholly owned subsidiary of II-VI, Finisar and II-VI entered into a memorandum of understanding (the “Finisar Stockholder MOU”) with the plaintiffs and other named defendants regarding the settlement of the following eight lawsuits filed by alleged Finisar stockholders challenging the Merger (collectively, the “Finisar Stockholder Actions”): (1) Hein v. Finisar Corporation, et al., 19CV340510, filed in the Superior Court of California, County of Santa Clara; (2) Tenvold v. Finisar Corporation, et al., 1:19-cv-00050, filed in the United States District Court for the District of Delaware; (3) Klein v. Finisar Corporation, et al., 5:19-cv-00155, filed in the United States District Court for the Northern District of California; (4) Wheby v. Finisar Corporation, et al., 1:19-cv-00064, filed in the United States District Court for the District of Delaware; (5) Sharma v. Finisar Corporation, et al., 5:19-cv-00220, filed in the United States District Court for the Northern District of California; (6) Davis v. Finisar Corporation, et al., 3:19-cv-00271, filed in the United States District Court for the Northern District of California; (7) Bushansky v. Finisar Corporation, et al., 5:19-cv-00446, filed in the United States District Court for the Northern District of California; and (8) Pappey v. Finisar Corporation, et al., 1:19-cv-00167, filed in the United States District Court for the District of Delaware.

In addition, on March 11, 2019, solely to avoid the costs, risks and uncertainties inherent in litigation and to allow each of II-VI’s shareholders and Finisar’s stockholders to vote on the proposals required in connection with the proposed Merger, II-VI entered into a settlement agreement (the “Settlement Agreement”) with the plaintiff and other named defendants regarding the settlement of a putative class action complaint, filed by Thomas Stabile in the United States District Court for the Western District of Pennsylvania and captioned Stabile v. II-VI Incorporated, et al., 2:19-cv-00062 (the “II-VI Shareholder Action”).

On or around March 12, 2019, II-VI and Finisar sent a letter to their respective shareholders and stockholders, which describes the Finisar Stockholder Actions and II-VI Shareholder Action, and terms of the Finisar Stockholder MOU and Settlement Agreement, in greater detail, and which contains certain supplemental disclosures to the definitive joint proxy statement/prospectus, dated February 7, 2019, contained in II-VI’s registration statement on Form S-4 (File No. 333-229052). A copy of this letter is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter to Shareholders of II-VI Incorporated and Stockholders of Finisar Corporation, dated March 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: March 11, 2019	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer